UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Report: December 27, 2004
                                 -------------------


                                 HEARTLAND, INC.
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             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045               36-4286069
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
Of Incorporation)                                          Identification No.)


                         3300 Fernbrook Lane, Suite 180
                           Plymouth, Minnesota, 55447
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (866) 838-0600
                                                         ------------------

                              22 Mound Park Drive
                             Springboro, Ohio 45066
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant inder any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to  Rule 425 under  the Section Act  (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule  14a-12 under the Exchange Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     FORWARD-LOOKING STATEMENTS. This current report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. In addition, the Registrant (Heartland, Inc., a Maryland corporation, and its subsidiaries) may from time to time make oral forward-looking statements. Actual results are uncertain and may be impacted by many factors. In particular, certain risks and uncertainties that may impact the accuracy of the forward-looking statements with respect to revenues, expenses and operating results include without imitation; cycles of customer orders, general economic and competitive conditions and changing customer trends, technological advances and the number and timing of new product introductions, shipments of products and components from foreign suppliers, and changes in the mix of products ordered by customers. As a result, the actual results may differ materially from those projected in the forward-looking statements.

     Because of these and other factors that may affect the Registrant's operating results, past financial performance should not be considered an indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

     On December 27, 2004, the Registrant acquired Monarch Homes, Inc. a Minnesota corporation, (hereinafter "Monarch") for Five Million ($5,000,000) Dollars, payable One Hundred Thousand ($100,000) Dollars, which was paid at the closing, plus a promissory note for One Million Nine Hundred Thousand due on or before February 15, 2005, which is interest free, unless it is not paid when due, at which time interest shall commence at the rate of eight percent (8%) per annum, plus six-hundred sixtey-seven thousand (667,000) shares of common stock of the Registrant which was issued to Bradley G. Fritch, the seller at closing. Should the common stock of the Registrant shall not be trading at a minimum of Five Dollars ($5.00) per share per share twelve (12) months after the December 27, 2004 date of closing, then the seller shall be compensated for the difference in additional stock.

     Monarch (www.monarchhomesmn.com), with annual sales of around 25 million US Dollars and a net profit in excess of 1 million US Dollars, was founded in 1995 and is headquartered in Ramsey, Minnesota. Over the course of the past ten years, it has become one of the region's premier builders of quality homes in planned communities in the northern and northwestern suburb of Minneapolis - St. Paul, Minnesota.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

          Exhibits:

               Exhibit No.   Document Description
               -----------   ---------------------
                  10.1       Acquisition Agreement dated December 23, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 2005                            Heartland, Inc.
       -------------------                         ----------------------------
                                                   (Registrant)

                                                    /s/  Trent Sommerville
                                                   ----------------------------
                                                    Trent Sommerville, CEO

                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                    Jerry Gruenbaum, Secretary